Exhibit 10.2

LEASE AMENDMENT #1

THIS AMENDMENT TO LEASE (“Amendment”) is made this 10th day of May, 2016 between 4741 Talon Court, L.L.C., a Michigan limited liability company, of One Riverfront Plaza, 55 Campau Avenue NW, Grand Rapids, Michigan 49503, as “Landlord”, and Corium International, Inc., a Delaware corporation, of 4558 40th Street SE, Grand Rapids, MI 49512, as “Tenant”.

Statement of Facts

A.

Landlord and Tenant are the landlord and tenant, respectively, under the terms of a Lease dated April 30, 2012 and Notification of Lease Renewal dated December 19, 2014 (the Lease”) covering the real property, building and improvements located at 4741 Talon Court SE, in the City of Kentwood, Kent County, Michigan (the “Leased Premises”).

B.	Tenant wishes to extend the term of the Lease for one additional term of two (2) years.

Amendment

In consideration of the foregoing and the mutual covenants of the parties set forth below, the Lease is hereby amended as follows:

1.	COMMENCEMENT: Commencing May 1, 2017.

2.	TERM: The lease term shall be extended through April 30, 2019.

3.	Except as expressly provided in this Amendment, the Lease shall remain unmodified and in full force and effect.

WHEREOF, the parties have executed this Amendment to Lease.

WITNESSES:		LANDLORD

4741 Talon Court, L.L.C.

/s/ Dan Triezenberg	By	/s/ Sidney J. Jansma III
Its Member
/s/ David Peterson

WITNESSES:		TENANT

Corium International, Inc.

/s/ Dan Arsulowicz	By	/s/ Timothy D. Sweemer

		Its	Chief Accounting Officer & VP Administration